Exhibit 10.24

THIRD AMENDMENT TO
CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (“Third Amendment”) is made as of the 22nd day of January, 2008, among CELADON GROUP, INC., CELADON TRUCKING SERVICES, INC., TRUCKERSB2B, INC., and CELADON LOGISTICS SERVICES, INC. (collectively, the “Borrowers”), the financial institutions that are parties hereto (the “Lenders”) and LASALLE BANK NATIONAL ASSOCIATION (in its individual capacity, “LaSalle”), as Administrative Agent for the Lenders, and as Swing Line Lender and Issuing Lender.

WITNESSETH:

WHEREAS, as of September 26, 2005, the parties hereto entered into a certain Credit Agreement, as amended December 23, 2005 and June 30, 2007 (as amended, the “Agreement”); and

WHEREAS, the parties desire to further amend the Agreement as herein provided;

Now, THEREFORE, in consideration of the premises, and the mutual promises herein contained, the parties agree that the Agreement shall be, and it hereby is, amended as provided herein and the parties further agree as follows:

PART I. AMENDATORY PROVISIONS

SECTION 1

DEFINITIONS

Section 1.1.                      Definitions.

(a) Section 1.1 of the Agreement is hereby amended by substituting the following new definitions in lieu of the existing like definitions:

“Revolving Commitment” means $70,000,000, as reduced from time to time pursuant to Section 6.1 or increased from time to time pursuant to Section 6.4, and means, as to any Lender, such Lender’s commitment to make Revolving Loans, and to issue or participate in Letters of Credit, under this Agreement as set forth on Annex A.

“Termination Date” means the earlier to occur of (a) January 22, 2013 or (b) such other date on which the Commitments terminate pursuant to Section 6 or Section 13.

SECTION 6

REDUCTION OR TERMINATION OF THE REVOLVING COMMITMENT; PREPAYMENTS; INCREASE IN REVOLVING COMMITMENT.

       6.4           Increase in Revolving Commitment. Section 6.4 of the Agreement is hereby amended by substituting the following new paragraph (iii) within Section 6.4 in lieu of the existing paragraph (iii):

(iii)           the Revolving Commitment shall at no time exceed $90,000,000,

Section 6 of the Agreement is hereby amended by adding a new Section 6.5 thereto as follows:

6.5           Mandatory Prepayments.

The Borrowers shall make a prepayment of the Revolving Loans in a minimum amount of $250,000 or a higher integral multiple of $10,000 upon a Loan Party’s receipt of any proceeds from the sale or disposition of any trucks, truck-tractors, trailers or semi-trailers, net of commissions and net of other reasonable and customary transaction costs, fees and expenses attributable to such sale or disposition. Any prepayment of a LIBOR Loan on a day other than the last day of an Interest Period therefor shall include interest on the principal amount being repaid and shall be subject to Section 8.4.

PART II. ANNEX A

The Agreement is hereby amended by substituting Annex A to this Third Amendment in lieu of Annex A to the Agreement.

PART III. CONTINUING EFFECT

Except as expressly modified herein:

(a) All terms, conditions, representations, warranties and covenants contained in the Agreement shall remain the same and shall continue in full force and effect, interpreted, wherever possible, in a manner consistent with this Third Amendment; provided, however, in the event of any irreconcilable inconsistency, this Third Amendment shall control;

(b) The representations and warranties contained in the Agreement shall survive this Third Amendment in their original form as continuing representations and warranties of Borrowers; and

(c)           Capitalized terms used in this Third Amendment, and not specifically herein defined, shall have the meanings ascribed to them in the Agreement.

In consideration hereof, each Borrower represents, warrants, covenants and agrees that:

(aa)           Each representation and warranty set forth in the Agreement, as hereby amended, remains true and correct as of the date hereof in all material respects, except to the extent that such representation and warranty is expressly intended to apply solely to an earlier date and except changes reflecting transactions permitted by the Agreement;

(bb)           There currently exist no offsets, counterclaims or defenses to the performance of the Obligations (such offsets, counterclaims or defenses, if any, being hereby expressly waived);

(cc)           Except as expressly waived in this Third Amendment, there does not exist any Event of Default or Unmatured Event of Default; and

(dd)           After giving effect to this Third Amendment and any transactions contemplated hereby, no Event of Default or Unmatured Event of Default is or will be occasioned hereby or thereby.

PART IV. CONDITIONS PRECEDENT

Notwithstanding anything contained in this Third Amendment to the contrary, the Lenders shall have no obligation under this Third Amendment until each of the following conditions precedent have been fulfilled to the satisfaction of the Lenders:

(a)            Each of the conditions set forth in Section 12.2 of the Agreement shall have been satisfied;

(b)            The Agent shall have received each of the following, in form and substance satisfactory to the Agent:

(i)            This Third Amendment, duly executed by the Borrowers, the Agent and the Lenders in the form approved by the Agent;

(ii)            Replacement Notes payable to each of the Lenders, duly executed by the Borrowers in the form prescribed by the Agent;

(iii)            A duly executed certificate of the Secretary or any Assistant Secretary of each Borrower (A) certifying as to attached copies of resolutions of such Borrower authorizing the execution, delivery and performance, respectively, of the documents referenced in the immediately preceding subparagraph, and (B) certifying as complete and correct as to attached copies of the Articles of Incorporation and By-Laws, or certifying that such Articles of Incorporation or By-Laws, have not been amended (except as shown) since the previous delivery thereof to the Lenders;

(iv)            A Reaffirmation of Guaranty, in the form prescribed by the Agent, duly executed by the Guarantors;

(v)           An opinion of the Borrowers’ counsel, in form and substance acceptable to the Agent;

(c)           All legal matters incident to this Third Amendment shall be reasonably satisfactory to the Lenders and their counsel.

PART IV. INDEPENDENT CREDIT DECISION

Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender, based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Third Amendment.

PART V.  EXPENSES

The Borrowers agree to pay or reimburse the Agent for all reasonable expenses of the Agent (including, without limitation, reasonable attorneys’ fees) incurred in connection with this Third Amendment.

[THIS SPACE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Borrowers, the Agent and the Lenders have caused this Third Amendment to be executed by their respective officers duly authorized as of the date first above written.

“BORROWERS”

CELADON GROUP, INC.

By:	/s/ Paul Will
Title:	Treasurer

CELADON TRUCKING SERVICES, INC.

By:	/s/ Wayne Deno
Title:	Treasurer

TRUCKERSB2B, INC.

By:	/s/ Wayne Deno
Title:	Treasurer

CELADON LOGISTICS SERVICES, INC.

By:	/s/ Wayne Deno
Title:	Treasurer

LASALLE BANK NATIONAL ASSOCIATION, as Administrative Agent, as Swing Line Lender, as Issuing Lender and as a Lender

By:	/s/ David Thomas
Title:	Senior Vice President

FIFTH THIRD BANK, a Lender

By:	/s/ David O'Neal
Title:	Vice President

JPMORGAN CHASE BANK, N.A., a Lender

By:	/s/ Randy Stephens
Title:	Vice President

ANNEX A

LENDERS AND PRO RATA SHARES

Lender	Revolving Commitment Amount	Pro Rata Share*/
LaSalle Bank National Association	$31,500,000**	45.000000000%
Fifth Third Bank (Central Indiana)	$21,000,000	30.000000000%
JPMorgan Chase Bank, N.A.	$17,500,000	25.000000000%
TOTALS	$70,000,000	100%

*/	Carry out to nine decimal places.
**/	Includes Swing Line Commitment Amount of $5,000,000.